UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On December 20, 2024, Blue Owl Technology Finance Corp. (the “Company”) entered into the Third Amendment to that certain Amended and Restated Senior Secured Credit Agreement (the “Third Amendment”), which amends that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 15, 2022 (as amended by that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 26, 2023, and as amended by that certain Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 13, 2024). The parties to the Third Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 5.8 therein, the lenders party thereto and Truist Bank as Administrative Agent and, solely with respect to Section 5.10 therein, as Collateral Agent. The Third Amendment, among other things, (i) extends the revolver availability period from September 2027 to December 2028, (ii) extends the scheduled maturity date from September 2028 to December 2029, (iii) decreases the total facility amount from $1,115,000,000 to $1,065,000,000, (iv) increases the accordion provision to permit increases to a total facility amount of up to (x) prior to the OTF Merger Date, $2,000,000,000 and (y) following the OTF Merger Date, $3,825,000,000, (v) reduces the unused fee from 0.375% to 0.350% on all unused commitments, and (vi) resets the minimum shareholders’ equity test.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 20, 2024, between Blue Owl Technology Finance Corp., the Lenders party thereto and Truist Bank, as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL TECHNOLOGY FINANCE CORP.

Dated: December 23, 2024	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Chief Operating Officer